UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
___________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2010

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Standard Parking Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-50796	16-1171179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 N. Michigan Avenue, Suite 1600 Chicago, Illinois	60611
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (312) 274-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the 2010 Annual Meeting, the following items were voted on by stockholders:

a.	Messrs. Charles L. Biggs, Robert S. Roath, Michael J. Roberts, James A. Wilhelm, and Ms. Karen M. Garrison were each elected by the stockholders to a term to expire in 2011.

Nominees	For	Withheld	Not Voted
Charles L. Biggs	12,350,755	737,932	921,453
Karen M. Garrison	12,358,955	729,732	921,453
Robert S. Roath	12,350,755	737,932	921,453
Michael J. Roberts	12,774,934	313,753	921,453
James A. Wilhelm	12,826,955	261,732	921,453

b.	Management’s proposal to approve the charter amendment increasing Standard Parking’s capital stock was approved.

For	Against	Abstain	Not Voted
9,992,003	3,094,328	566	921,453

c.	Management’s proposal to ratify the appointment of Ernst & Young LLP as Standard Parking’s independent registered public accounting firm for 2010 was approved.

For	Against	Abstain
13,389,812	620,038	190

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Standard Parking Corporation
Date: April 29, 2010	/s/ G. Marc Baumann G. Marc Baumann Chief Financial Officer